Exhibit 99.1

[FRB WEBER SHANDWICK COMPANY LOGO]                     NEWS

AT THE COMPANY:               AT FRB|WEBER SHANDWICK
John K. Schmidt               Jeff Wilhoit     Rose Tucker
Chief Financial Officer       General          Analysts/
(563) 589-1994                Inquiries        Investors
jschmidt@dubuquebank.com      (312) 640-6757   (310) 407-6522

WEDNESDAY, MAY 14, 2003

     HEARTLAND FINANCIAL USA, INC. ANNOUNCES NASDAQ LISTING


Dubuque, Iowa., May 14, 2003-Heartland Financial USA, Inc. (Nasdaq NMS: HTLF), announced today that its common shares will begin trading on the Nasdaq National Market System effective Thursday, May 15, 2003. Its shares had previously traded over-the-counter on the OTC Bulletin Board. Its trading symbol will remain HTLF.

"As Heartland continues to grow, it is important that we also grow our profile within the financial community," said Chairman, President and Chief Executive Officer Lynn B. Fuller. "The visibility that a Nasdaq listing affords should provide a more liquid market for our shares, as well as a broadening of our
shareholder base.   Just as importantly, it is a symbol of the
progress we have made toward achieving our growth goals."

About Heartland Financial USA:

Heartland is a $1.8 billion financial services company with six banks in Iowa, Illinois, Wisconsin, New Mexico and another pending in Arizona:

  Dubuque Bank and Trust Company, with eight offices in Dubuque,
     Epworth, Farley and Holy Cross, Iowa
  Galena State Bank and Trust Company, with three offices in
     Galena and Stockton, Illinois
  First Community Bank, with three offices in Keokuk, Iowa and
     Carthage, Illinois
  Riverside Community Bank, with three offices in Rockford,
     Illinois
  Wisconsin Community Bank, with six offices in Cottage Grove,
     Fitchburg, Green Bay, Middleton, Monroe and Sheboygan,
     Wisconsin
  New Mexico Bank & Trust, with ten offices in Albuquerque,
     Clovis and Santa Fe, New Mexico
  Arizona Bank & Trust, in formation in Mesa, Arizona

Other subsidiaries include:

  ULTEA, Inc., a fleet management company with offices in Madison and Milwaukee, Wisconsin; Chicago, Illinois and Minnetonka, Minnesota
  Citizens Finance Co., a consumer finance company with offices in Madison and Appleton, Wisconsin; Dubuque, Iowa; and Rockford, Illinois

Heartland's shares will be traded on The Nasdaq Stock Market under the symbol HTLF. Its shares had previously traded over-the-counter on the OTC Bulletin Board under the symbol HTLF.

Additional information about Heartland is available at www.htlf.com.

                          ####

This release may contain, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems;
(vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions;
(x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission